SCHWAB STRATEGIC TRUST

Schwab Crypto Thematic ETF
(the fund)
Supplement dated November 23, 2022 to the fund’s currently effective
Statutory Prospectus

This supplement provides new and additional information beyond that contained in the
Statutory Prospectus and should be read in conjunction with the
Statutory Prospectus.
The following changes are made to the fund’s statutory prospectus:
Statutory Prospectus - Under “Step 4: Selecting and Weighting the Highest Ranked Securities” of the “Index Methodology” section under the “Investment Objective and More About Principal Risks” section: The last paragraph is deleted and replaced in its entirety with the following:
Once the underlying securities have been selected, the Index target weights are calculated:
●
Each security is initially assigned a weight that is directly proportionate to its relative Thematic Beta which is then adjusted based on maximum and minimum weight constraints, as well as its previous weight in the index (if applicable).
●
The maximum and minimum weight for each security is set at predetermined levels which may be adjusted downward due to ADTV, free float market cap constraints or as a result of the percentage of a company’s revenue that is derived from securities related business, or on a constituent’s previous weight.
●
A limit on the aggregate weight of securities is also applied.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG119886-00 (11/22)
00281645